MANAGED PORTFOLIO SERIES

Green Square High Income Municipal Fund

(the “Fund”)

Supplement dated June 17, 2019 to the

Prospectus for the Fund
dated December 29, 2018.

Effective immediately, all references to the address of Green Square Asset Management, LLC are deleted and replaced with the following address:

949 South Shady Grove Rd., Suite 401, Memphis, TN 38120

This supplement should be retained with your Prospectus for future reference.